UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



                Date of Report (Date of earliest event reported)
                                  July 16, 2003





                             FIDELITY BANCORP, INC.
             (Exact name of Registrant as specified in its Charter)



        Pennsylvania                0-22288                 25-1705405
----------------------------     --------------           -------------
(State or other jurisdiction     (SEC File No.)           (IRS Employer
     of incorporation)                                    Identification
                                                              Number)


1009 Perry Highway, Pittsburgh, Pennsylvania                   15237
--------------------------------------------                   -----
(Address of principal executive offices)                     (Zip Code)




Registrant's telephone number, including area code: (412) 367-3300
                                                    --------------



                                 Not Applicable
         -------------------------------------------------------------
         (Former name or former address, if changed since last Report)

                             FIDELITY BANCORP, INC.

                      INFORMATION TO BE INCLUDED IN REPORT
                      ------------------------------------

Item 7.   Financial Statements, Pro Forma Financial
          Information and Exhibits
          -----------------------------------------

         (c) Exhibits:

                  99.1     Press Release dated July 16, 2003


Item 9.  Regulation FD Disclosure
         ------------------------

         Information under this Item 9 is being provided pursuant to Item 12 - Results of Operations and Financial Condition in accordance with Release No. 34-47583. On July 16, 2003, the Registrant issued a press release to report earnings for the quarter ended June 30, 2003, and to report a quarterly cash dividend. A copy of the press release is furnished with this Form 8-K as an exhibit.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                      FIDELITY BANCORP, INC.



Date: July 16, 2003                   By:  /s/Richard G. Spencer
                                           -------------------------------------
                                           Richard G. Spencer
                                           President and Chief Executive Officer




                                      -3-